Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 032510AC3 88732JAU2 126650BR0
Issuer Anadarko Petro Crp Sr Nt Time
Warner Cable Inc CVS Caremark Corp
Underwriters CITI, CS, DB, GS, MS, UBS, BNP,
DNB, JPM, MITSUBISHI, RBS, SG
CITI, CS, DB, GS BNY, BAC, BCLY
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security APC 6.2 03/15/40 TWC 6 3/4 06/15/39
CVS 6 1/8 09/15/39
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased UBS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/9/2010
6/24/2009 9/8/2009
Total dollar amount of offering sold to QIBs
750,000,000 1,500,000,000 1,500,000,000
Total dollar amount of any concurrent
public offering - - -
Total 750,000,000 1,500,000,000 1,500,000,000
Public offering price 99.27 97.13 99.67
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.88%
0.88% 0.88%
Rating Baa3/BBB- Baa2/BBB Baa2/BBB+
Current yield 6.2 6.345 6.139
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 155 260 187.5
DWS Strategic Income Fund 1,420,000 1,409,677 0.19%
 -0.82% 0.69% $ 3/31/2010
DWS Strategic Income VIP 240,000 $ 238,255 0.03%
-0.82% 0.75% 3/31/2010
Total 1,660,000 1,647,932 0.22%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
053773AK3
431318AJ3
563571AG3
Issuer
AVIS BUDGET CAR RENTAL LLC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CITI, DB, JPM BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CAR 9 5/8 03/15/18 HILCRP 8 02/15/22
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/5/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
450,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
450,000,000 300,000,000
400,000,000
Public offering price
98.63
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.5%
0.02%
0.02%
Rating
B3 /B
B2/BBCaa1/
BBCurrent
yield
9.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
655
455
609
DWS High Income Trust
135,000
133,157 0.03%
5.95%
2.27%
3/31/2010
$
DWS High Income VIP
260,000
256,435
0.06%
5.95%
1.64%
3/31/2010
$
DWS High Income Fund
2,120,000
2,090,956
0.46%
5.95%
1.78%
3/31/2010
$
DWS Strategic Income VIP
45,000
44,384
0.01%
5.95%
1.09%
3/31/2010
$
DWS Lifecycle Long Range Fund
25,000
24,659
0.01%
5.95%
1.67%
3/31/2010
$
DWS High Income Plus Fund
470,000
463,561
0.10%
5.95%
1.72%
3/31/2010
$
DWS Strategic Income Fund
240,000
236,712
0.05%
5.95%
1.12%
3/31/2010
$
DWS Multi Market Income Trust
160,000
157,808
0.04%
5.95%
2.15%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,383
0.01%
5.95%
2.19%
3/31/2010
$
Total
3,500,000
3,452,050
0.77%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AS0
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI, RBC BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.5 2018 HILCRP 8 02/15/31
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
650,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
650,000,000 300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
7.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BBCaa1/
BBCurrent
yield
7.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
415
455
609
DWS High Income Trust
140,000
140,000
0.02%
4.25%
1.28%
3/31/2010
$
DWS High Income VIP
135,000
135,000
0.02%
4.25%
1.04%
3/31/2010
$
DWS High Income Fund
1,105,000
1,105,000
0.17%
4.25%
1.12%
3/31/2010
$
DWS Strategic Income VIP
25,000
25,000
0.00%
4.25%
0.58%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
4.25%
1.06%
3/31/2010
$
DWS High Income Plus Fund
245,000
245,000
0.04%
4.25%
1.26%
3/31/2010
$
DWS Strategic Income Fund
125,000
125,000
0.02%
4.25%
0.47%
3/31/2010
$
DWS Multi Market Income Trust
170,000
170,000
0.03%
4.25%
1.06%
3/31/2010
$
DWS Strategic Income Trust
45,000
45,000
0.01%
4.25%
1.10%
3/31/2010
$
Total
2,000,000
2,000,000
0.31%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AV3
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.75 2020
HILCRP 8 02/15/40
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
850,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
850,000,000 300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BBCaa1/
BBCurrent
yield
??.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
404
455
609
DWS High Income Trust
355,000
355,000
0.04%
4.50%
1.28%
3/31/2010
$
DWS High Income VIP
340,000
340,000
0.04%
4.50%
1.04%
3/31/2010
$
DWS High Income Fund
2,760,000
2,760,000
0.32%
4.50%
1.12%
3/31/2010
$
DWS Strategic Income VIP
55,000
55,000
0.01%
4.50%
0.58%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
30,000
0.00%
4.50%
1.06%
3/31/2010
$
DWS High Income Plus Fund
605,000
605,000
0.07%
4.50%
1.26%
3/31/2010
$
DWS Strategic Income Fund
315,000
315,000
0.04%
4.50%
0.47%
3/31/2010
$
DWS Multi Market Income Trust
425,000
425,000
0.05%
4.50%
1.06%
3/31/2010
$
DWS Strategic Income Trust
115,000
115,000
0.01%
4.50%
1.10%
3/31/2010
$
Total
5,000,000
5,000,000
0.59%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 124857AD5 00206RAR3 654902AB1
Issuer CBS Corp Cpy Gtd AT&T Inc Nokia OYJ
Underwriters BAC, DB, MS, RBS, UBS, BONY,
NONS, CS, GS, LLOYDS,
MIZUHO, SG
BAC, CITI, JPM BAC, BCLY, CS, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CBS Corp Cpy Gtd T 5.8 02/15/19
NOKIA 5 3/8 05/15/19
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased MORGAN STANLEY N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/30/2010
1/29/2009 4/30/2009
Total dollar amount of offering sold to
QIBs 500,000,000 2,250,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 500,000,000 2,250,000,000 1,000,000,000
Public offering price 99.88 99.69 99.08
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.45%
0.45% 0.45%
Rating Baa3/BBB- A2/A A2/A
Current yield 5.75 4.834 4.684
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 190 300 237.5
DWS Strategic Income Fund 980,000 978,795 0.20%
2.43% -0.21% $ 3/31/2010
DWS Strategic Income VIP 160,000 $ 159,803
0.03% 2.43% 0.00% 3/31/2010
Total 1,140,000 1,138,598 0.23%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
153527AG1
92203PAD8
695459AE7
Issuer
CENTRAL GARDEN AND PET CO
VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
JPM, OPCO, DB, SUNTRST
JPM, DB
BAC, DB, CS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CENT 8.25 2018 VANGUA 8 02/01/20
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to QIBs
400,000,000 950,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
400,000,000 950,000,000
300,000,000
Public offering price
100
98.32
100.53
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/B
B3/CCC+
NR/NR
Current yield
8.1
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
565
494
539
DWS High Income Trust
230,000
230,000
0.06%
1.38%
3.95%
3/31/2010
$
DWS High Income Fund
1,765,000
1,765,000
0.44%
1.38%
3.34%
3/31/2010
$
DWS Strategic Income VIP
35,000
35,000
0.01%
1.38%
2.03%
3/31/2010
$
DWS Lifecycle Long Range Fund
20,000
20,000
0.01%
1.38%
4.42%
3/31/2010
$
DWS High Income Plus Fund
385,000
385,000
0.10%
1.38%
3.67%
3/31/2010
$
DWS Strategic Income Fund
210,000
210,000
0.05%
1.38%
1.99%
3/31/2010
$
DWS Multi Market Income Trust
280,000
280,000
0.07%
1.38%
4.42%
3/31/2010
$
DWS Strategic Income Trust
75,000
75,000
0.02%
1.38%
3.70%
3/31/2010
$
Total
3,000,000
3,000,000
0.78%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
171871AM8
431318AJ3
563571AG3
Issuer
CINCINNATI BELL INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, DB, MS, RBS,
WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.75 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
625,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
625,000,000 300,000,000
400,000,000
Public offering price
98.60
98.32
100.00
Price paid if other than public offering price 00
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2 /BB2/
BBCaa1/
BBCurrent
yield
8.5
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
565
455
609
DWS High Income Trust
1,295,000
1,276,870
0.20%
2.31%
1.50%
3/31/2010
$
DWS High Income VIP
350,000
345,100
0.06%
2.31%
1.19%
3/31/2010
$
DWS High Income Fund
3,155,000
3,110,830
0.50%
2.31%
1.34%
3/31/2010
$
DWS Strategic Income VIP
170,000
167,620
0.03%
2.31%
0.67%
3/31/2010
$
DWS Lifecycle Long Range Fund
95,000
93,670
0.01%
2.31%
1.18%
3/31/2010
$
DWS High Income Plus Fund
695,000
685,270
0.11%
2.31%
1.26%
3/31/2010
$
DWS Strategic Income Fund
735,000
724,710
0.12%
2.31%
0.69%
3/31/2010
$
DWS Multi Market Income Trust
1,185,000
1,168,410
0.19%
2.31%
1.50%
3/31/2010
$
DWS Strategic Income Trust
320,000
315,520
0.05%
2.31%
1.49%
3/31/2010
$
Total
8,000,000
7,888,000
1.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
19190AAA5
097751AS0
701081AS0
Issuer
COFFEYVILLE RESOURCES LLC
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CS, DB, GS, RBS DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CFVRES 9 2015 BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CREDIT SUISSE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/25/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs
275,000,000 650,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
275,000,000 650,000,000
300,000,000
Public offering price
99.51
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
Ba3 /BBBa2/
BB+
B1/B+
Current yield
8.9
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
651
415
576
DWS High Income Trust
70,000
69,657
0.03%
2.25%
0.32%
3/31/2010
$
DWS High Income VIP
70,000
69,657
0.03%
2.25%
0.15%
3/31/2010
$
DWS High Income Fund
545,000
542,330
0.20%
2.25%
0.43%
3/31/2010
$
DWS Strategic Income VIP
10,000
9,951
0.00%
2.25%
0.17%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,951
0.00%
2.25%
0.60%
3/31/2010
$
DWS High Income Plus Fund
120,000
119,412
0.04%
2.25%
0.80%
3/31/2010
$
DWS Strategic Income Fund
65,000
64,682
0.02%
2.25%
0.00%
3/31/2010
$
DWS Multi Market Income Trust
85,000
84,584
0.03%
2.25%
0.32%
3/31/2010
$
DWS Strategic Income Trust
25,000
24,878
0.01%
2.25%
0.30%
3/31/2010
$
Total
1,000,000
995,110
0.36%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 20030NBA8 931422AE9 134429AT6
Issuer Comcast Corp Sr Unsec Walgreen Co Campbell
Soup Co
Underwriters DB, MITSUBISHI, RBS, UBS, BAC,
BCLY, BNP, BNY, BROADPOINT,
CITI, DAIWA
BAC, GS, JPM, MS BCLY, JPM, UBS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CMCSA 5.15 03/01/2WAG 5 1/4
01/15/19
CPB 4 1/2 02/15/19
Is the affiliate a manager or co-manager of offering?
Co-Manager N/A N/A
Name of underwriter or dealer from which purchased
LIBERTAS PARTNERS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 2/24/2010 1/8/2009
1/14/2009
Total dollar amount of offering sold to QIBs
2,400,000,000 1,000,000,000 300,000,000
Total dollar amount of any concurrent public offering - - -
Total 2,400,000,000 1,000,000,000 300,000,000
Public offering price 99.9 99.48 99.29
Price paid if other than public offering price
N/A N/A N/A
Underwriting spread or commission 0.45%
0.65% 0.65%
Rating Baa1/BBB+ A2/A+ A2/A
Current yield 5.15 4.327 4.261
Fund Specific Information
DWS Funds Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points)
147 287.5 237.5
DWS Strategic Income Fund 1,710,000
$ 1,708,273 0.07% 0.98% 1.99% 3/31/2010
DWS Strategic Income VIP 290,000 $ 289,707
0.01% 0.98% 2.03% 3/31/2010
Total 3,000,000 2,996,970 0.12%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 22546QAD9 693476BJ1 61745E2B6
Issuer Credit Suisse Sub Nt PNC Funding Corp
Morgan Stanley
Underwriters CS, BAC, BANCO
POPULAR, BNY, BBT, CITI,
COMERICA, DB
JPM, MS, BAC MS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security CS 5.4 01/14/20 PNC 5 1/8 02/08/20
MS 5 03/01/20
Is the affiliate a manager or co-manager of offering? Joint Lead Manager N/A N/A
Name of underwriter or dealer from which purchased CREDIT SUISSE N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 1/11/2010
2/3/2010 2/3/2010
Total dollar amount of offering sold to
QIBs 2,500,000,000 1,000,000,000 37,000,000
Total dollar amount of any concurrent
public offering - - -
Total 2,500,000,000 1,000,000,000 37,000,000
Public offering price 99.76 99.86 100.
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.50%
0.50% 0.50%
Rating Aa2/A A3/A A2/A
Current yield 5.4 5.025
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 162 145 190
DWS Bond VIP 185,000 184,549 0.01% 1.03% 1.07%
$ 3/31/2010
DWS Core Fixed Income Fund 720,000
$ 718,243 0.03% 1.03% 1.39% 3/31/2010
DWS Core Fixed Income VIP 110,000
$ 109,732 0.00% 1.03% 1.13% 3/31/2010
DWS Core Plus Income Fund 440,000
$ 438,926 0.02% 1.03% 1.33% 3/31/2010
DWS Global Bond Fund 210,000
$ 209,488 0.01% 1.03% 1.79% 3/31/2010
DWS Balanced Fund 322,000
$ 321,214 0.01% 1.03% 1.32% 3/31/2010
DWS Balanced VIP 88,000
$ 87,785 0.00% 1.03% 1.33% 3/31/2010
Total 2,075,000 2,069,937 0.08%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
25380WAC0
431318AJ3
563571AG3
Issuer
DIGICEL GROUP LTD HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CITI, CS, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DLLTD 10.5 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CREDIT SUISSE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
775,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
775,000,000 300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Caa1/N/A
B2/BBCaa1/
BBCurrent
yield
10.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
715
455
609
DWS High Income Trust
100,000
100,000
0.01%
3.75%
1.17%
3/31/2010
$
DWS High Income VIP
190,000
190,000
0.02%
3.75%
0.89%
3/31/2010
$
DWS High Income Fund
1,530,000
1,530,000
0.20%
3.75%
1.12%
3/31/2010
$
DWS Strategic Income VIP
100,000
100,000
0.01%
3.75%
0.42%
3/31/2010
$
DWS Lifecycle Long Range Fund
100,000
100,000
0.01%
3.75%
0.35%
3/31/2010
$
DWS High Income Plus Fund
340,000
340,000
0.04%
3.75%
1.11%
3/31/2010
$
DWS Strategic Income Fund
175,000
175,000
0.02%
3.75%
0.26%
3/31/2010
$
DWS Multi Market Income Trust
115,000
115,000
0.01%
3.75%
0.96%
3/31/2010
$
DWS Strategic Income Trust
100,000
100,000
0.01%
3.75%
1.03%
3/31/2010
$
Total
2,750,000
2,750,000
0.35%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 302154AV1 30216BBS0 US500769DF83
Issuer Export-Import Bk Sr Unsec Export
Development Canada KFW
Underwriters DB, HSBC, JPM, RBS, UBS,
HANA DAETOO, WOORI
BAC, BNP, HSBC CS, DB, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security EIBKOR 4 1/8 09/09/15 EDC 3 1/8
04/24/14 KFW 3 1/2 03/10/14
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased UBS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/2/2010 4/20/2009
3/3/2009
Total dollar amount of offering sold to
QIBs 1,000,000,000 1,000,000,000 5,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,000,000,000 1,000,000,000 5,000,000,000
Public offering price 99.47 99.84 99.97
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.30%
 0.15% 0.15%
Rating A2/A Aaa/AAA Aaa/AAA
Current yield 4.125 2.299 3.375572
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points)
195 135.8 162.8
DWS Short Duration Fund 357,000 355,090
0.04% 0.94% 0.29% $ 3/31/2010
DWS Short Duration Plus Fund 9,500,000
$ 9,449,175 0.94% 0.94% 0.40% 3/31/2010
DWS Strategic Income Fund 1,018,000
$ 1,012,554 0.10% 1.17% 1.55% 3/30/2010
DWS Strategic Income VIP 173,000
$ 172,075 0.02% 1.17% 1.34% 3/30/2010
Total 11,048,000 10,988,894 1.10%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
345397VM2
18451QAA6
302203AA2
Issuer
FORD MOTOR CREDIT CO LLC
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, MS, GS, BCLY, CITI
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FMCC 8.125 2020 CCU 9 1/4 12/15/19
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
GOLDMAN SACHS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
1,250,000,000 500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,250,000,000 500,000,000
1,400,000,000
Public offering price
100
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
B1 /BB2/
B
B1/B+
Current yield
7.8
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
715
602
622
DWS High Income Trust
225,000
225,000
0.02%
4.90%
3.48%
3/31/2010
$
DWS High Income VIP
100,000
100,000
0.01%
4.90%
2.40%
3/31/2010
$
DWS High Income Fund
685,000
685,000
0.05%
4.90%
2.77%
3/31/2010
$
DWS High Income Plus Fund
115,000
115,000
0.01%
4.90%
2.63%
3/31/2010
$
DWS Strategic Income Fund
100,000
100,000
0.01%
4.90%
2.08%
3/31/2010
$
DWS Multi Market Income Trust
1,410,000
1,410,000
0.11%
4.90%
3.41%
3/31/2010
$
DWS Strategic Income Trust
365,000
365,000
0.03%
4.90%
3.44%
3/31/2010
$
Total
3,000,000
3,000,000
0.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
36186RAA8
431318AJ3
563571AG3
Issuer
GMAC INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, DB, MS, CITI, BNP, CS,
RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GMAC 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
MORGAN STANLEY
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
1,900,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,900,000,000 300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.50%
0.02%
0.02%
Rating
B3 /B
B2/BBCaa1/
BBCurrent
yield
8.1
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
445.5
455
609
DWS High Income Trust
495,000
486,684
0.03%
4.25%
1.50%
3/31/2010
$
DWS High Income VIP
480,000
471,936
0.02%
4.25%
1.19%
3/31/2010
$
DWS High Income Fund
3,850,000
3,785,320
0.20%
4.25%
1.34%
3/31/2010
$
DWS Strategic Income VIP
80,000
78,656
0.00%
4.25%
0.67%
3/31/2010
$
DWS Lifecycle Long Range Fund
40,000
39,328
0.00%
4.25%
1.18%
3/31/2010
$
DWS High Income Plus Fund
850,000
835,720
0.04%
4.25%
1.26%
3/31/2010
$
DWS Strategic Income Fund
445,000
437,524
0.02%
4.25%
0.69%
3/31/2010
$
DWS Multi Market Income Trust
600,000
589,920
0.03%
4.25%
1.50%
3/31/2010
$
DWS Strategic Income Trust
160,000
157,312
0.01%
4.25%
1.49%
3/31/2010
$
Total
7,000,000
6,882,400
0.36%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 416515AZ7 22546QAC1 38141EA25
Issuer Hartford Fin Svcs Grp Sr Nt Credit
Suisse/New York NY Goldman Sachs Group Inc/The
Underwriters CITI, CS, GS, JPM, WELLS, BAC,
DAIWA, DB, MITSUBISHI, MS,
UBS
CS GS
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security Hartford Fin Svcs Grp Sr Nt CS
5.3 08/13/19 GS 7 1/2 02/15/19
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased GOLDMAN, SACHS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/18/2010
8/10/2009 1/29/2009
Total dollar amount of offering sold to
QIBs 1,100,000,000 2,000,000,000 3,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,100,000,000 2,000,000,000 3,000,000,000
Public offering price 99.76 99.92 98.08
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.65%
155.00% 337.50%
Rating Baa3/BBB Aa1/A+ A1/A
Current yield 5.5 4.882 5.396
Fund Specific Information
DWS Funds Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 185 0.45 0.45
DWS Strategic Income Fund 305,000 304,253 0.03%
-1.13% 0.05% $ 3/31/2010
DWS Strategic Income VIP 50,000 $ 49,878 0.00%
-1.13% 0.25% 3/31/2010
Total 445,000 443,910 0.04%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 416515BA1 084664BL4 46625HHF0
Issuer Hartford Finl Svcs Sr Nt Berkshire Hathaway
Finance Corp JPMorgan Chase & Co
Underwriters CITI, CS, GS, JPM, WELLS, BAC,
DAIWA, DB, MITSUBISHI, MS,
UBS
JPM, WELLS JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security HIG 6 5/8 03/30/40 BRK 5 3/4
01/15/40 JPM 6.4 05/15/38
Is the affiliate a manager or co-manager of offering? Joint Lead Manager N/A N/A
Name of underwriter or dealer from which purchased GOLDMAN, SACHS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/18/2010
1/6/2010 5/16/2008
Total dollar amount of offering sold to
QIBs 1,100,000,000 750,000,000 2,500,000,000
Total dollar amount of any concurrent
public offering - - -
Total 1,100,000,000 750,000,000 2,500,000,000
Public offering price 99.74 98.8 98.85
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.88%
0.88% 0.88%
Rating Baa3/BBB Aa2/AA+ Aa3/A+
Current yield 6.625 5.78 5.748
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 205 115 195
DWS Strategic Income Fund 515,000 513,656 0.05%
-1.58% 0.05% $ 3/31/2010
DWS Strategic Income VIP 85,000 $ 84,778 0.01%
-1.58% 0.25% 3/31/2010
Total 600,000 598,434 0.05%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 42217KAS5 22546QAC1 38141EA25
Issuer Health Care REIT Inc Sr Unsec Credit
Suisse/New York NY Goldman Sachs Group Inc/The
Underwriters BAC, BCLY, CREDIT AGRICOLE
SEC, DB
CS GS
Years of continuous operation, including
predecessors > 3 years > 3 years > 3 years
Security Health Care REIT Inc Sr Unsec
CS 5.3 08/13/19 GS 7 1/2 02/15/19
Is the affiliate a manager or co-manager
of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which
purchased BANK OF AMERICA N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/30/2010
8/10/2009 1/29/2009
Total dollar amount of offering sold to
QIBs 300,000,000 2,000,000,000 3,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 300,000,000 2,000,000,000
3,000,000,000
Public offering price 99.3 99.92 98.08
Price paid if other than public
offering price N/A N/A N/A
Underwriting spread or commission
0.65% 0.45% 0.45%
Rating Baa2/BBB- Aa1/A+ A1/A
Current yield 6.125 4.882 5.396
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 235 155 337.5
DWS Strategic Income Fund 1,285,000 1,275,967
0.43% 0.97% -0.21% $ 3/31/2010
DWS Strategic Income VIP 215,000 $ 213,489
0.07% 0.97% 0.00% 3/31/2010
Total 1,500,000 1,489,456 0.50%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
431318AJ3
92203PAD8
695459AE7
Issuer
HILCORP ENERGY I LP VANGUARD HLT HDG LLC/INC
PAETEC HOLDING CORP
Underwriters
BCLY, BMO, DB, JPM, WELLS,
JPM, DB
BAC, DB, CS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HILCRP 8 2020
VANGUA 8 02/01/24
PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BARCLAYS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2010
1/20/2010
1/7/2010
Total dollar amount of offering sold to QIBs
300,000,000 950,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000 950,000,000
300,000,000
Public offering price
98.32
98.32
100.53
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B2/ BBB3/
CCC+
NR/NR
Current yield
8.3
8
8.875
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
455
494
539
DWS High Income Trust
205,000
201,556
0.07%
-1.34%
3.71%
3/31/2010
$
DWS High Income VIP
215,000
211,388
0.07%
-1.34%
2.71%
3/31/2010
$
DWS High Income Fund
1,660,000
1,632,112
0.54%
-1.34%
2.94%
3/31/2010
$
DWS Strategic Income VIP
35,000
34,412
0.01%
-1.34%
2.38%
3/31/2010
$
DWS Lifecycle Long Range Fund
20,000
19,664
0.01%
-1.34%
4.68%
3/31/2010
$
DWS High Income Plus Fund
355,000
349,036
0.12%
-1.34%
2.88%
3/31/2010
$
DWS Strategic Income Fund
185,000
181,892
0.06%
-1.34%
2.48%
3/31/2010
$
DWS Multi Market Income Trust
255,000
250,716
0.08%
-1.34%
3.86%
3/31/2010
$
DWS Strategic Income Trust
70,000
68,824
0.02%
-1.34%
3.92%
3/31/2010
$
Total
3,000,000
2,949,450
0.98%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
471109AD0
18451QAA6
302203AA2
Issuer
JARDEN CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BCLY, DB, GS, SUNTRST, UBS,
WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JAH 7.5 2020 CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BARCLAYS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/14/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
275,000,000 500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
275,000,000 500,000,000
1,400,000,000
Public offering price
99.14
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 /B
B2/B
B1/B+
Current yield
7.4
9.25
8.5

Security Purchased
50178TAA5
LBI ESCROW CORP
BAC, BCLY, CITI, CS, DB, JPM, MS
> 3 years
LYO 8 2017
Co-Manager
BANK OF AMERICA
Yes
3/24/2010
2,250,000,000
0
2,250,000,000
100.000
N/A
2.25%
Ba3e/ N/A
7.70
477
Comparison Security
097751AS0
BOMBARDIER INC
DB, MS, UBS
> 3 years
BOMB 7 1/2 03/15/20
N/A
N/A
Yes
3/15/2010
650,000,000
0
650,000,000
98.320
N/A
0.02%
Ba2/BB+
7.50
415
Comparison Security
701081AS0
PARKER DRILLING CO
BAC, RBS, BCLY
> 3 years
PKD 9 1/8 04/01/18
N/A
N/A
Yes
3/11/2010
300,000,000
0
9.13
576
300,000,000
100.000
N/A
0.02%
B1/B+




Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
385
602
622
DWS High Income Trust
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
DWS High Income VIP
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
DWS High Income Fund
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
DWS High Income Plus Fund
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
DWS Multi Market Income Trust
100,000
99,140
0.04%
1.62%
0.00%
1/14/2010
$
Total
500,000
495,700
0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 50075NBA1 205887BF8 487836BC1
Issuer Kraft Foods Inc Sr Unsec ConAgra
Foods Inc Kellogg Co
Underwriters BCLY, BBVA, BNP, CITI, CS, DB,
HSBC, RBS, SGA, BANCA, DNB,
MIZUHO, SANTANDER
BAC, JPM BAC, BNP, SUNTRST
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security KFT 5 3/8 02/10/20 CAG 7 04/15/19
K 4.15 11/15/19
Is the affiliate a manager or co-manager of offering? Joint Lead Manager N/A N/A
Name of underwriter or dealer from which purchased BNP PARIBAS N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 2/4/2010
4/6/2009 11/16/2009
Total dollar amount of offering sold to
QIBs 9,500,000 500,000,000 500,000,000
Total dollar amount of any concurrent
public offering - - -
Total 9,500,000 500,000,000 500,000,000
Public offering price 99.18 99.6 99.65
Price paid if other than public
offering price N/A N/A N/A
Underwriting spread or commission
0.50% 0.50% 0.50%
Rating Baa2/BBB- Baa2/BBB A3/BBB+
Current yield 5.375 4.922 4.3
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 190 412.5 85
DWS Bond VIP 635,000 629,768 6.63% 2.48% 0.53%
$ 3/31/2010
DWS Core Fixed Income Fund 1,600,000
$ 1,586,816 16.70% 2.48% 0.23% 3/31/2010
DWS Core Fixed Income 250,000
$ 247,940 2.61% 2.48% 0.00% 3/31/2010
DWS Core Plus Income Fund 1,530,000
$ 1,517,393 15.97% 2.48% 0.86% 3/31/2010
DWS Global Bond Fund 720,000
$ 714,067 7.52% 2.48% 0.00% 3/31/2010
DWS Strategic Income Fund 1,710,000
$ 1,695,910 0.02% 2.48% 2.48% 3/31/2010
DWS Strategic Income VIP 290,000
$ 287,610 0.00% 2.48% 2.38% 3/31/2010
DWS Balanced Fund 735,000
$ 728,944 7.67% 2.48% 6.56% 3/31/2010
DWS Balanced VIP 200,000
$ 198,352 2.09% 2.48% 6.50% 3/31/2010
Total 7,670,000 7,606,800 0.08%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
CUSIP 50178TAA5
Security Purchased
LBI ESCROW CORP
BAC, BCLY, CITI, CS, DB, JPM, MS
> 3 years
LYO 8 2017
Co-Manager
BANK OF AMERICA
Yes
3/24/2010
2,250,000,000
0
2,250,000,000
100.000
N/A
2.25%
Ba3e/ N/A
7.70
477
Comparison Security
097751AS0
BOMBARDIER INC
DB, MS, UBS
> 3 years
BOMB 7 1/2 03/15/20
N/A
N/A
Yes
3/15/2010
650,000,000
0
650,000,000
98.320
N/A
0.02%
Ba2/BB+
7.50
415
Comparison Security
701081AS0
PARKER DRILLING CO
BAC, RBS, BCLY
> 3 years
PKD 9 1/8 04/01/18
N/A
N/A
Yes
3/11/2010
300,000,000
0
9.13
576
300,000,000
100.000
N/A
0.02%
B1/B+
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by the
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS High Income VIP 360,000
$ 2 ,535,000 0.11% 3.75% 0.43% 3/31/2010
DWS High Income Fund 2,535,000
$ 5 70,000 0.03% 3.75% 0.80% 3/31/2010
DWS Strategic Income VIP 100,000
$ 3 60,000 0.02% 3.75% 0.29% 3/31/2010
DWS Lifecycle Long Range Fund 100,000
$ 1 00,000 0.00% 3.75% 0.36% 3/31/2010
DWS High Income Plus Fund 570,000
$ 7 60,000 0.03% 3.75% 0.43% 3/31/2010
DWS Strategic Income Fund 830,000
$ 8 30,000 0.04% 3.75% 0.21% 3/31/2010
DWS Multi Market Income Trust 760,000
$ 2 45,000 0.01% 3.75% 0.46% 3/31/2010
DWS Strategic Income Trust 245,000
$ 1 00,000 0.00% 3.75% 0.17% 3/31/2010
Total 5,500,000 $ 5 ,500,000 0.24%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
8.50
622
1,400,000,000
96.210
N/A
0.02%
B1/B+
N/A
N/A
Yes
12/14/2009
1,400,000,000
0
Comparison Security
302203AA2
EXPRO FINANCE LUXEMBOURG
DB, GS
> 3 years
EXPRO 8 1/2 12/15/16
N/A
0.02%
B2/B
9.25
602
Yes
12/18/2009
500,000,000
0
500,000,000
98.320
10.50
692
Comparison Security
18451QAA6
CLEAR CHANNEL WORLDWIDE
CITI, CS, DB, GS
> 3 years
CCU 9 1/4 12/15/23
N/A
N/A
640,000,000
97.982
N/A
2.00%
Caa1/CCC
Co-Manager
BANK OF AMERICA
Yes
1/5/2010
640,000,000
0
Security Purchased
527298AN3
LEVEL 3 FINANCING INC
BAC, BCLY, CITI, CS, DB, JPM, MS
> 3 years
LVLT 10 02/01/18


Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS High Income Trust 1,825,000
$ 1 ,788,172 0.28% 1.55% 0.43% 1/6/2010
DWS High Income VIP 395,000
$ 3 87,029 0.06% 1.55% 0.46% 1/6/2010
DWS High Income Fund 115,000
$ 1 12,679 0.02% 1.55% 0.55% 1/6/2010
DWS Strategic Income VIP 235,000
$ 2 30,258 0.04% 1.55% 0.45% 1/6/2010
DWS Lifecycle Long Range Fund 20,000
$ 1 9,596 0.00% 1.55% 0.12% 1/6/2010
DWS High Income Plus Fund 140,000
$ 1 37,175 0.02% 1.55% 0.43% 1/6/2010
DWS Strategic Income Fund 195,000
$ 1 91,065 0.03% 1.55% 0.43% 1/6/2010
DWS Multi Market Income Trust 40,000
$ 3 9,193 0.01% 1.55% 0.46% 1/6/2010
DWS Strategic Income Trust 35,000
$ 3 4,294 0.01% 1.55% 0.34% 1/6/2010
Total 3,000,000 $ 2,905,166 0.45%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
8.88
539
300,000,000
100.530
N/A
0.02%
NR/NR
N/A
N/A
Yes
1/7/2010
300,000,000
0
Comparison Security
695459AE7
PAETEC HOLDING CORP
BAC, DB, CS
> 3 years
PAET 8 7/8 06/30/17
N/A
0.02%
B3/CCC+
8.00
494
Yes
1/20/2010
950,000,000
0
950,000,000
98.320
9.00
609
Comparison Security
92203PAD8
VANGUARD HLT HDG LLC/INC
JPM, DB
> 3 years
VANGUA 8 02/01/24
N/A
N/A
400,000,000
100.000
N/A
2.00%
Caa1/BBCo-
Manager
BANK OF AMERICA
Yes
5/10/2010
400,000,000
0
Security Purchased
563571AG3
MANITOWOC CO INC
BAC, DB, JPM, BNP, CS, MIZUHO
> 3 years
MTW 9 1/2 02/15/18
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS High Income Fund 550,000 $ 550,000 0.14%
1.50% 0.00% 2/3/2010
DWS High Income Plus Fund 120,000 $ 120,000
0.03% 1.50% 0.00% 2/3/2010

DWS High Income Trust 70,000 $ 70,000 0.02% 1.50%
0.00% 2/3/2010
DWS High Income VIP 70,000 $ 70,000 0.02%
1.50% 0.00% 2/3/2010
DWS Lifecycle Long Range Fund 10,000
$ 10,000 0.00% 1.50% 0.00% 2/3/2010
DWS Multi Market Income Trust 85,000
$ 85,000 0.02% 1.50% 0.00% 2/3/2010
DWS Strategic Income Fund 60,000
$ 60,000 0.02% 1.50% 0.00% 2/3/2010
DWS Strategic Income Trust 25,000
$ 25,000 0.01% 1.50% 0.00% 2/3/2010
DWS Strategic Income VIP 10,000
$ 10,000 0.00% 1.50% 0.00% 2/3/2010
Total 1,000,000 $ 990,000 0.25%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Security Purchased
552953BP5
MGM MIRAGE
BAC, BCLY, BNP, CITI, DAIWA, DB
> 3 years
MGM 9 2020
Co-Manager
JP MORGAN
Yes
3/9/2010
845,000,000
0
845,000,000
100.000
N/A
2.25%
B1/B
8.65
529
Comparison Security
431318AJ3
LCORP ENERGY I/HILCORP
BCLY, DB, JPM
> 3 years
HILCRP 8 02/15/44
N/A
N/A
Yes
2/3/2010
300,000,000
0
300,000,000
98.320
N/A
0.02%
B2/BB-
8.00
455
Comparison Security
563571AG3
MANITOWOC COMPANY INC
BAC, DB, JPM
> 3 years
MTW 9 1/2 02/15/18
N/A
N/A
Yes
2/3/2010
400,000,000
0
9.50
609
400,000,000
100.000
N/A
0.02%
Caaa1/BB


Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS High Income Fund 1,315,000
$ 1 ,315,000 0.16% 3.00% 1.34% 3/31/2010
DWS High Income Plus Fund 400,000
$ 4 00,000 0.05% 3.00% 1.26% 3/31/2010
DWS High Income Trust 280,000
$ 2 80,000 0.03% 3.00% 1.72% 3/31/2010
DWS High Income VIP 145,000
$ 1 45,000 0.02% 3.00% 1.19% 3/31/2010
DWS Lifecycle Long Range Fund 85,000
$ 8 5,000 0.01% 3.00% 1.55% 3/31/2010
DWS Multi Market Income Trust 590,000
$ 5 90,000 0.07% 3.00% 1.61% 3/31/2010
DWS Strategic Income Fund 460,000
$ 4 60,000 0.05% 3.00% 0.69% 3/31/2010
DWS Strategic Income Trust 160,000
$ 1 60,000 0.02% 3.00% 1.64% 3/31/2010
DWS Strategic Income VIP 65,000
$ 6 5,000 0.01% 3.00% 0.75% 3/31/2010
Total 3,500,000 $ 3,435,000 0.41%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAE8
50178TAA5
690368AH8
Issuer
NEW COMMUNICATIONS SR NT
Bank of America
OVERSEAS SHIPHLDG GROUP
Underwriters
BAC, BCLY, CITI, CS, DB, JPM,
MS, RBS
BAC, BCLY, CITI
CITI, HSBC, MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FTR 8.25 2017 LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
1,100,000,000
2,250,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,100,000,000
2,250,000,000
300,000,000
Public offering price
100
100.
98.56
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
7.74%
1.75%
Rating
Ba2 /BB
Ba3e/N/A
Ba3/BBCurrent
yield
8.25
9.25
8.024691
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
771
477
495
DWS High Income Trust
409,388
409,388
100.00%
1.75%
0.00%
3/31/2010
$
DWS High Income VIP
399,306
399,306
100.00%
1.75%
0.00%
3/31/2010
$
DWS High Income Fund
3,204,288
3,204,288
100.00%
1.75%
0.00%
3/31/2010
$
DWS Strategic Income VIP
70,731
70,731
100.00%
1.75%
0.00%
3/31/2010
$
DWS Lifecycle Long Range Fund
35,406
35,406
100.00%
1.75%
-0.11%
3/31/2010
$
DWS High Income Plus Fund
712,638
712,638
100.00%
1.75%
0.50%
3/31/2010
$
DWS Strategic Income Fund
379,063
379,063
100.00%
1.75%
-0.21%
3/31/2010
$
DWS Multi Market Income Trust
505,444
505,444
100.00%
1.75%
0.00%
3/31/2010
$
DWS Strategic Income Trust
136,463
136,463
100.00%
1.75%
0.08%
3/31/2010
$
Total
5,852,726
5,852,726
182.65%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
Security
Is the affiliate a manager or co-manager of
Name of underwriter or dealer from which
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
8.88
539
300,000,000
100.530
N/A
0.02%
NR/NR
N/A
N/A
Yes
1/7/2010
300,000,000
0
Comparison Security
695459AE7
PAETEC HOLDING CORP
BAC, DB, CS
> 3 years
PAET 8 7/8 06/30/17
494
Yes
1/20/2010
950,000,000
0
950,000,000
N/A
N/A
N/A
0.02%
B3/CCC+
8.00
Co-Manager
JP MORGAN
Yes
98.320
Comparison Security
92203PAD8
VANGUARD HLT HDG LLC/INC
JPM, DB
> 3 years
VANGUA 8 02/01/24
Security Purchased
35906AAG3
New Communications Holdings Inc
BAC, BCLY, CITI, CS, DB, JPM, MS,
RBS
> 3 years
FTR 8.5 2020
2.00%
Ba2/BB
464
3/26/2010
1,100,000,000
0
1,100,000,000
100.000
N/A
8.25
Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS High Income Fund 1,590,000
$ 1 ,590,000 0.14% 0.75% 0.21% 3/31/2010
DWS High Income Plus Fund 350,000
$ 3 50,000 0.03% 0.75% 0.80% 3/31/2010
DWS High Income Trust 205,000
$ 2 05,000 0.02% 0.75% 0.21% 3/31/2010
DWS High Income VIP 195,000
$ 1 95,000 0.02% 0.75% 0.15% 3/31/2010
DWS Lifecycle Long Range Fund 15,000
$ 1 5,000 0.00% 0.75% 0.46% 3/31/2010
DWS Multi Market Income Trust 250,000
$ 2 50,000 0.02% 0.75% 0.21% 3/31/2010
DWS Strategic Income Fund 190,000
$ 1 90,000 0.02% 0.75% 0.00% 3/31/2010
DWS Strategic Income Trust 65,000
$ 6 5,000 0.01% 0.75% 0.23% 3/31/2010
DWS Strategic Income VIP 35,000
$ 7 85,567 0.00% 0.75% 0.08% 3/31/2010
Total 2,895,000
$ 3 ,645,567 0.26%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
Security
Is the affiliate a manager or co-manager of
Name of underwriter or dealer from which
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
8.88
539
300,000,000
100.530
N/A
0.02%
NR/NR
N/A
N/A
Yes
1/7/2010
300,000,000
0
Comparison Security
695459AE7
PAETEC HOLDING CORP
BAC, DB, CS
> 3 years
PAET 8 7/8 06/30/17
494
Yes
1/20/2010
950,000,000
0
950,000,000
N/A
N/A
N/A
0.02%
B3/CCC+
8.00
Co-Manager
JP MORGAN
Yes
98.320
Comparison Security
92203PAD8
VANGUARD HLT HDG LLC/INC
JPM, DB
> 3 years
VANGUA 8 02/01/24
Security Purchased
35906AAC2
New Communications Holdings Inc
BAC, BCLY, CITI, CS, DB, JPM, MS,
RBS
> 3 years
FTR 7.875 2015
2.00%
Ba2/BB
516
3/26/2010
500,000,000
0
500,000,000
100.000
N/A
7.88

Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security Performance^ Fund Performance^ Measurement Date
DWS High Income Fund 530,000
$ 530,000 0.11% 2.75% 0.21% 3/31/2010
DWS High Income Plus Fund 115,000
$ 115,000 0.02% 2.75% 0.80% 3/31/2010
DWS High Income Trust 70,000
$ 70,000 0.01% 2.75% 0.21% 3/31/2010
DWS High Income VIP 65,000
$ 65,000 0.01% 2.75% 0.15% 3/31/2010
DWS Lifecycle Long Range Fund 10,000
$ 10,000 0.00% 2.75% 0.46% 3/31/2010
DWS Multi Market Income Trust 85,000
$ 85,000 0.02% 2.75% 0.21% 3/31/2010
DWS Strategic Income Fund 60,000
$ 60,000 0.01% 2.75% 0.00% 3/31/2010
DWS Strategic Income Trust 20,000
$ 20,000 0.00% 2.75% 0.23% 3/31/2010
DWS Strategic Income VIP 10,000
$ 785,567 0.00% 2.75% 0.08% 3/31/2010
Total 965,000
$ 1,740,567 0.19%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
Security
Is the affiliate a manager or co-manager of
Name of underwriter or dealer from which
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
2.00%
Ba2/BB
459
3/26/2010
500,000,000
0
500,000,000
100.000
N/A
8.75
Security Purchased
35906AAJ7
New Communications Holdings Inc
BAC, BCLY, CITI, CS, DB, JPM, MS,
RBS
> 3 years
FTR 8.75 2022
Co-Manager
JP MORGAN
Yes
98.320
Comparison Security
92203PAD8
VANGUARD HLT HDG LLC/INC
JPM, DB
> 3 years
VANGUA 8 02/01/24
N/A
N/A
N/A
0.02%
B3/CCC+
8.00
494
Yes
1/20/2010
950,000,000
0
950,000,000
Comparison Security
695459AE7
PAETEC HOLDING CORP
BAC, DB, CS
> 3 years
PAET 8 7/8 06/30/17
N/A
N/A
Yes
1/7/2010
300,000,000
0
8.88
539
300,000,000
100.530
N/A
0.02%
NR/NR



Fund Specific Information
DWS Funds
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS High Income Fund 545,000
$ 5 45,000 0.11% 0.00% 0.21% 3/26/2010
DWS High Income Plus Fund 120,000
$ 1 20,000 0.02% 0.00% 0.80% 3/26/2010
DWS High Income Trust 70,000
$ 7 0,000 0.01% 0.00% 0.21% 3/26/2010
DWS High Income VIP 70,000
$ 7 0,000 0.01% 0.00% 0.15% 3/26/2010
DWS Lifecycle Long Range Fund 10,000
$ 1 0,000 0.00% 0.00% 0.46% 3/26/2010
DWS Multi Market Income Trust 85,000
$ 8 5,000 0.02% 0.00% 0.21% 3/26/2010
DWS Strategic Income Fund 65,000
$ 6 5,000 0.01% 0.00% 0.00% 3/26/2010
DWS Strategic Income Trust 25,000
$ 2 5,000 0.01% 0.00% 0.23% 3/26/2010
DWS Strategic Income VIP 10,000
$ 7 85,567 0.00% 0.00% 0.08% 3/26/2010
Total 1,000,000
$ 1 ,775,567 0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
690368AH8
097751AS0
701081AS0
Issuer
OVERSEAS SHIPHOLDING
BOMBARDIER INC
PARKER DRILLING CO
Underwriters
CITI, HSBC, MS, DB, GS, ING
DB, MS, UBS
BAC, RBS, BCLY
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
OSG 8 1/8 03/30/18 BOMB 7 1/2 03/15/20
PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CITI
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2010
3/15/2010
3/11/2010
Total dollar amount of offering sold to QIBs
300,000,000 650,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000 650,000,000
300,000,000
Public offering price
98.56
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
Ba3 /BBBa2/
BB+
B1/B+
Current yield
8.0
7.5
9.125
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
495
415
576
DWS High Income Trust
210,000
206,976
0.07%
0.57%
0.00%
3/24/2010
$
DWS High Income VIP
205,000
202,048
0.07%
0.57%
0.00%
3/24/2010
$
DWS High Income Fund
1,665,000
1,641,024
0.56%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income VIP
35,000
34,496
0.01%
0.59%
0.00%
3/24/2010
$
DWS Lifecycle Long Range Fund
15,000
14,784
0.01%
0.61%
0.00%
3/24/2010
$
DWS High Income Plus Fund
365,000
359,744
0.12%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income Fund
190,000
187,264
0.06%
0.57%
0.00%
3/24/2010
$
DWS Multi Market Income Trust
250,000
246,400
0.08%
0.57%
0.00%
3/24/2010
$
DWS Strategic Income Trust
65,000
64,064
0.02%
0.56%
0.00%
3/24/2010
$
Total
3,000,000
2,956,800
1.0%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
695459AE7
18451QAA6
302203AA2
Issuer
PAETEC HOLDING CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8.875 2017 CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
300,000,000 500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000 500,000,000
1,400,000,000
Public offering price
100.53 98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
0.02%
0.02%
Rating
B1 /Be
B2/B
B1/B+
Current yield
8.6
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
539
602
622
DWS High Income Trust
155,000
155,821
0.05%
0.60%
0.00%
1/7/2010
$
DWS High Income VIP
315,000
316,669
0.11%
0.56%
0.00%
1/7/2010
$
DWS High Income Fund
2,440,000
2,452,932
0.81%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income VIP
45,000
45,238
0.02%
0.54%
0.00%
1/7/2010
$
DWS Lifecycle Long Range Fund
25,000
25,132
0.01%
0.52%
0.00%
1/7/2010
$
DWS High Income Plus Fund
525,000
527,782
0.18%
0.56%
0.00%
1/7/2010
$
DWS Strategic Income Fund
260,000
261,378
0.09%
0.56%
0.00%
1/7/2010
$
DWS Multi Market Income Trust
185,000
185,980
0.06%
0.60%
0.00%
1/7/2010
$
DWS Strategic Income Trust
50,000
50,265
0.02%
0.59%
0.00%
1/7/2010
$
Total
4,000,000
4,021,200
1.33%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
701081AS0
431318AJ3
563571AG3
Issuer
PARKER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CS, DB, HSBC,
WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.125 2018 HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
300,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000 300,000,000
400,000,000
Public offering price
100
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1 /B+
B2/BBCaa1/
BBCurrent
yield
8.96
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
576
455
609
DWS High Income Trust
175,000
175,000
0.06%
2.50%
0.00%
3/11/2010
$
DWS High Income VIP
170,000
170,000
0.06%
2.50%
0.00%
3/11/2010
$
DWS High Income Fund
1,375,000
1,375,000
0.46%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income VIP
30,000
30,000
0.01%
2.50%
0.00%
3/11/2010
$
DWS Lifecycle Long Range Fund
15,000
15,000
0.01%
2.50%
0.00%
3/11/2010
$
DWS High Income Plus Fund
305,000
305,000
0.10%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income Fund
160,000
160,000
0.05%
2.50%
0.00%
3/11/2010
$
DWS Multi Market Income Trust
215,000
215,000
0.07%
2.50%
0.00%
3/11/2010
$
DWS Strategic Income Trust
55,000
55,000
0.02%
2.50%
0.00%
3/11/2010
$
Total
2,500,000
2,500,000
0.83%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
717148AA8
50178TAA5
690368AH8
Issuer
PHARMANET DEVELOPMENT
LBI Escrow Corp
OVERSEAS SHIPHLDG GROUP
Underwriters
DB, JEFFRIES
BAC
CITI, HSBC, MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PHARMANET DEVELOPMENT
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JEFFRIES
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/31/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
185,000,000
2,250,000,000
300,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
185,000,000
2,250,000,000
300,000,000
Public offering price
100
100.
98.56
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.75%
7.74%
1.75%
Rating
B3 /B+
Ba3e/N/A
Ba3/BBCurrent
yield
10.88
8
8.02
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
1034
477
495
DWS High Income Trust
105,000
105,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS High Income VIP
100,000
100,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS High Income Fund
820,000
820,000
0.16%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income VIP
20,000
20,000
0.00%
1.25%
0.00%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
10,000
0.00%
1.25%
0.00%
3/31/2010
$
DWS High Income Plus Fund
180,000
180,000
0.04%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income Fund
100,000
100,000
0.02%
1.25%
0.00%
3/31/2010
$
DWS Multi Market Income Trust
130,000
130,000
0.03%
1.25%
0.00%
3/31/2010
$
DWS Strategic Income Trust
35,000
35,000
0.01%
1.25%
0.00%
3/31/2010
$
Total
1,500,000
1,500,000
0.30%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
723655AA4
431318AJ3
563571AG3
Issuer
PIONEER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, GS, WELLS, DB, HSBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PDC 9.875 2018 HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
250,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
250,000,000 300,000,000
400,000,000
Public offering price
99.75 98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
0.02%
0.02%
Rating
B3 / B
B2/BBCaa1/
BBCurrent
yield
10
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
743
455
609
DWS High Income Trust
95,000
94,763
0.04%
2.09%
0.00%
3/4/2010
$
DWS High Income VIP
185,000
184,538
0.07%
2.09%
0.00%
3/4/2010
$
DWS High Income Fund
1,520,000
1,516,200
0.61%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income VIP
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
$
DWS Lifecycle Long Range Fund
15,000
14,963
0.01%
2.09%
0.00%
3/4/2010
$
DWS High Income Plus Fund
335,000
334,163
0.13%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income Fund
175,000
174,563
0.07%
2.09%
0.00%
3/4/2010
$
DWS Multi Market Income Trust
115,000
114,713
0.05%
2.09%
0.00%
3/4/2010
$
DWS Strategic Income Trust
30,000
29,925
0.01%
2.09%
0.00%
3/4/2010
$
Total
2,500,000
2,493,750
1.00%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including
Ticker
Is the affiliate a manager or co-manager of
Name of underwriter or dealer from which
Firm commitment underwriting?
Trade date/Date of Offering
Total dollar amount of offering sold to QIBs
Total dollar amount of any concurrent public
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
1.27
N/A
N/A
Comparison Security
3/1/2009
21,700,000
N/A
21,700,000
23
N/A
930059100
> 3 years
Waddell Reed
MS
WDR
Yes
36,000,000
25
N/A
0.88
N/A
N/A N/A
Comparison Security
03076C106
Ameriprise
JPM, ML
> 3 years
Yes
6/1/2009
36,000,000
N/A N/A
252,000,000
15
N/A
0.8
N/A
PRI
Joint Lead Manager
CITIGROUP
Yes
3/10/2010
252,000,000
AMP
N/A
N/A
N/A
N/A
Security Purchased
74164M108
PRIMERICA
CITI, DB, MS, UBS, ING, SUNTRST
> 3 years

Fund Specific Information
DWS Funds
Total Share
Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Balanced Fund 1,500
$ 22,500 0.01% 0.00% 0.00% 3/10/2010
DWS Balanced VIP 400
$ 6,000 0.00% 0.00% 0.00% 3/10/2010
DWS Global Opportunities Fund 13,400
$ 201,000 0.08% 0.00% 0.00% 3/10/2010
DWS Global Opportunities Fund 4,300
$ 64,500 0.03% 0.00% 0.00% 3/10/2010
DWS Small Cap Growth 2,500
$ 37,500 0.01% 0.00% 0.00% 3/10/2010
DWS Small Cap Growth VIP 2,400
$ 36,000 0.01% 0.00% 0.00% 3/10/2010
Total 24,500
$ 367,500 0.15%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
749121CB3
18451QAA6
302203AA2
Issuer
QWEST COMMUNICATIONS
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, JPM,
MS, WELLS, CS, SUNTRST
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7 1/8 04/01/18 CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BARCLAYS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
800,000,000 500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
800,000,000 500,000,000
1,400,000,000
Public offering price
98.44
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba3 /B+
B2/B
B1/B+
Current yield
6.9
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
378
602
622
DWS High Income Trust
350,000
344,540
0.04%
6.16%
3.69%
3/31/2010
$
DWS High Income VIP
355,000
349,462
0.04%
6.16%
2.55%
3/31/2010
$
DWS High Income Fund
2,770,000
2,726,788
0.35%
6.16%
2.77%
3/31/2010
$
DWS Strategic Income VIP
55,000
54,142
0.01%
6.16%
2.46%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
29,532
0.00%
6.16%
2.04%
3/31/2010
$
DWS High Income Plus Fund
600,000
590,640
0.08%
6.16%
2.63%
3/31/2010
$
DWS Strategic Income Fund
295,000
290,398
0.04%
6.16%
2.51%
3/31/2010
$
DWS Multi Market Income Trust
425,000
418,370
0.05%
6.16%
3.62%
3/31/2010
$
DWS Strategic Income Trust
120,000
118,128
0.02%
6.16%
3.71%
3/31/2010
$
Total
5,000,000
4,922,000
0.63%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
78442FEJ3
431318AJ3
563571AG3
Issuer
SLM CORP
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, JPM, CS, DB, RBC,
RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
1,500,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,500,000,000 300,000,000
400,000,000
Public offering price
98.32
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.02%
0.02%
Rating
Ba1 /BBBB2/
BBCaa1/
BBCurrent
yield
8.2
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
513
455
609
DWS High Income Trust
140,000
137,648
0.01%
-1.34%
0.97%
3/31/2010
$
DWS High Income VIP
135,000
132,732
0.01%
-1.34%
0.74%
3/31/2010
$
DWS High Income Fund
1,105,000
1,086,436
0.07%
-1.34%
0.91%
3/31/2010
$
DWS Strategic Income VIP
25,000
24,580
0.00%
-1.34%
0.33%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,832
0.00%
-1.34%
-0.01%
3/31/2010
$
DWS High Income Plus Fund
245,000
240,884
0.02%
-1.34%
0.96%
3/31/2010
$
DWS Strategic Income Fund
125,000
122,900
0.01%
-1.34%
0.26%
3/31/2010
$
DWS Multi Market Income Trust
170,000
167,144
0.01%
-1.34%
0.75%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,244
0.00%
-1.34%
0.76%
3/31/2010
$
Total
2,000,000
1,966,400
0.13%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87311XAA6
431318AJ3
563571AG3
Issuer
TW TELECOM HOLDINGS INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CS, WELLS, CITI, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TWTC 8 2018 HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CREDIT SUISSE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
430,000,000 300,000,000
400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
430,000,000 300,000,000
400,000,000
Public offering price
99.28
98.32
100.
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
B2 / BB2/
BBCaa1/
BBCurrent
yield
7.8
8
9.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
488
455
609
DWS High Income Trust
140,000
138,998
0.03%
2.94%
2.60%
3/31/2010
$
DWS High Income VIP
135,000
134,033
0.03%
2.94%
1.94%
3/31/2010
$
DWS High Income Fund
1,105,000
1,097,088
0.26%
2.94%
2.22%
3/31/2010
$
DWS Strategic Income VIP
25,000
24,821
0.01%
2.94%
1.17%
3/31/2010
$
DWS Lifecycle Long Range Fund
10,000
9,928
0.00%
2.94%
2.65%
3/31/2010
$
DWS High Income Plus Fund
245,000
243,246
0.06%
2.94%
2.03%
3/31/2010
$
DWS Strategic Income Fund
125,000
124,105
0.03%
2.94%
1.12%
3/31/2010
$
DWS Multi Market Income Trust
170,000
168,783
0.04%
2.94%
2.48%
3/31/2010
$
DWS Strategic Income Trust
45,000
44,678
0.01%
2.94%
2.50%
3/31/2010
$
Total
2,000,000
1,985,680
0.47%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87900YAA1
18451QAA6
302203AA2
Issuer
TEEKAY CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, DB, JPM, BNP, ING
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TEEKAY CORP
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
450,000,000 500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
450,000,000 500,000,000
1,400,000,000
Public offering price
99.18
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.70%
0.02%
0.02%
Rating
B1 /BB
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
492
602
622
DWS High Income Trust
40,000
39,672
0.01%
2.59%
0.00%
1/15/2010
$
DWS High Income VIP
80,000
79,344
0.02%
2.59%
0.00%
1/15/2010
$
DWS High Income Fund
605,000
600,039
0.13%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income VIP
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
$
DWS Lifecycle Long Range Fund
10,000
9,918
0.00%
2.59%
0.00%
1/15/2010
$
DWS High Income Plus Fund
130,000
128,934
0.03%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income Fund
65,000
64,467
0.01%
2.59%
0.00%
1/15/2010
$
DWS Multi Market Income Trust
45,000
44,631
0.01%
2.59%
0.00%
1/15/2010
$
DWS Strategic Income Trust
15,000
14,877
0.00%
2.59%
0.00%
1/15/2010
$
Total
1,000,000
991,800
0.22%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
92203PAD8
18451QAA6
302203AA2
Issuer
VANGUARD HEALTH HLDG CO
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, MS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
VANGUA 8 2018 CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/20/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
950,000,000 500,000,000
1,400,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
950,000,000 500,000,000
1,400,000,000
Public offering price
98.56
98.32
96.21
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 / CCC+
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
494
602
622
DWS High Income Trust
425,000
418,880
0.04%
-0.11%
3.48%
3/31/2010
$
DWS High Income VIP
430,000
423,808
0.05%
-0.11%
2.40%
3/31/2010
$
DWS High Income Fund
3,320,000
3,272,192
0.35%
-0.11%
2.77%
3/31/2010
$
DWS Strategic Income VIP
65,000
64,064
0.01%
-0.11%
2.03%
3/31/2010
$
DWS Lifecycle Long Range Fund
30,000
29,568
0.00%
-0.11%
1.91%
3/31/2010
$
DWS High Income Plus Fund
715,000
704,704
0.08%
-0.11%
2.94%
3/31/2010
$
DWS Strategic Income Fund
360,000
354,816
0.04%
-0.11%
2.08%
3/31/2010
$
DWS Multi Market Income Trust
515,000
507,584
0.05%
-0.11%
3.52%
3/31/2010
$
DWS Strategic Income Trust
140,000
137,984
0.01%
-0.11%
3.52%
3/31/2010
$
Total
6,000,000
5,913,600
0.63%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information
Security Purchased Comparison Security
Comparison Security
CUSIP 98310WAE8 73755LAF4 581557AX3
Issuer Wyndham Worldwide Sr Nts Potash
Corp of Saskatchewan Inc McKesson Corp
Underwriters BAC, CS, DB, JPM BAC, HSBC,
RBC BAC, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security WYN 7 3/8 03/01/20 POT 6 1/2
05/15/19 MCK 7 1/2 02/15/19
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPMORGAN CHASE N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 2/22/2010
4/28/2009 2/9/2009
Total dollar amount of offering sold to
QIBs 250,000,000 500,000,000 350,000,000
Total dollar amount of any concurrent
public offering - - -
Total 250,000,000 500,000,000 350,000,000
Public offering price 100. 99.92 99.66
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission
1.25% 0.65% 0.65%
Rating Ba1/BBB- Baa1/A- Baa3/ACurrent
yield 7.375 4.856 4.966
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 357.2 350 450
DWS Strategic Income Fund 1,710,000 1,709,966
0.68% 0.95% 1.99% $ 3/31/2010
DWS Strategic Income VIP 290,000
$ 289,994 0.12% 0.95% 2.03% 3/31/2010
Total 2,000,000 1,999,960 0.80%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
001546AL4
717148AA8
35906AAJ7
Issuer
AK STEEL CORP PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, CS, JPM, MS, UBS, WELLS,
CITI, DB, FIFTH THIRD, PNC
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AKS 7.625 2020
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/27/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
400,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
400,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.75%
2.00%
Rating
Ba3/BB
B3/B+
Ba2/BB
Current yield
7.63
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
394
827
459
DWS High Income Fund
1,095,000
1,095,000
0.27%
0.25%
0.00%
4/27/2010
$
DWS High Income Plus Fund
245,000
245,000
0.06%
0.25%
0.00%
4/27/2010
$
DWS High Income Trust
140,000
140,000
0.04%
0.25%
0.00%
4/27/2010
$
DWS High Income VIP
140,000
140,000
0.04%
0.25%
0.00%
4/27/2010
$
DWS Lifecycle Long Range Fund - High Yield
10,000
10,000
0.00%
0.25%
0.00%
4/27/2010
$
DWS Multi Market Income Trust- High Yield
170,000
170,000
0.04%
0.25%
0.00%
4/27/2010
$
DWS Strategic Income Fund - High Yield
130,000
130,000
0.03%
0.25%
0.00%
4/27/2010
$
DWS Strategic Income Trust- High Yield
45,000
45,000
0.01%
0.25%
0.00%
4/27/2010
$
DWS Strategic Income VIP - High Yield
25,000
25,000
0.01%
0.25%
0.00%
4/27/2010
$
Total
2,000,000
2,000,000
0.50%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
031652BB5
717148AA8
35906AAJ7
Issuer
AMKOR TECHNOLOGY INC PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
CITI, DB
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AMKR 7.375 2018
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CITIGROUP N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
345,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
345,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
2.75%
2.00%
Rating
Ba3/B+
B3/B+
Ba2/BB
Current yield
7.38
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
366
827
459
DWS High Income Fund
1,930,000
1,930,000
0.56%
-3.13%
-2.43%
6/30/2010
$
DWS High Income Plus Fund
430,000
430,000
0.12%
-3.13%
-2.55%
6/30/2010
$
DWS High Income Trust
375,000
375,000
0.11%
-3.13%
-1.83%
6/30/2010
$
DWS High Income VIP
250,000
250,000
0.07%
-3.13%
-2.48%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
20,000
20,000
0.01%
-3.13%
-9.00%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
460,000
460,000
0.13%
-3.13%
-1.70%
6/30/2010
$
DWS Strategic Income Fund - High Yield
235,000
235,000
0.07%
-3.13%
-0.74%
6/30/2010
$
DWS Strategic Income Trust- High Yield
130,000
130,000
0.04%
-3.13%
-0.74%
6/30/2010
$
DWS Strategic Income VIP - High Yield
45,000
45,000
0.01%
-3.13%
-0.52%
6/30/2010
$
Total
3,875,000
3,875,000
1.12%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
06051GEC9
61747YCG8
38141EA58
Issuer
BANK OF AMERICA SR NT
Morgan Stanley
Goldman Sachs Group Inc/The
Underwriters
DB, FORTIS, LLOYDS, NOMURA
MS, KEEF, LOOP, MURIEL, BNY,
BBT, BLAY, CABRERA, COS,
KBCM, STIFEL, USBI,
UTENDAHL, WELLS
GS, BAC, BBT, DAIWA, KKR,
LEBENTHAL, MK, MR BEAL,
STIFEL, TOUSSAINT, WELLS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Bank Of America MS 7.3 05/13/19
GS 5 3/8 03/15/20
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/17/2010
5/8/2009
3/1/2010
Total dollar amount of offering sold to QIBs
3,000,000,000
3,000,000,000
2,750,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
3,000,000,000
3,000,000,000
2,750,000,000
Public offering price
99.64
99.77
99.81
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.45%
0.45%
0.45%
Rating
A2/A
A2/A
A1/A
Current yield
5.63
5.74
5.01
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
248
360
175
DWS Strategic Income Fund - Domestic
855,000
851,939
0.03%
0.71%
0.48%
6/30/2010
$
DWS Strategic Income VIP - Domestic
145,000
144,481
0.00%
0.71%
0.44%
6/30/2010
$
Total
1,000,000
996,420
0.03%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




BWAY Holding Co (BWY 10 2018)
Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
12429TAA2
717148AA8
35906AAJ7
Issuer
BWAY HOLDING CO PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, BCLY, DB
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BWY 10 2018
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANC OF AMERICA N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
205,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
205,000,000
1,500,000,000
1,000,000,000
Public offering price
98.66
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.75%
2.00%
Rating
B3/BB3/
B+
Ba2/BB
Current yield
10.00
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
743
827
459
DWS High Income Fund
895,000
882,989
0.43%
2.00%
2.04%
6/23/2010
$
DWS High Income Plus Fund
210,000
207,182
0.10%
2.00%
1.56%
6/23/2010
$
DWS High Income Trust
60,000
59,195
0.03%
2.00%
2.43%
6/23/2010
$
DWS High Income VIP
105,000
103,591
0.05%
2.00%
1.94%
6/23/2010
$
DWS Multi Market Income Trust- High Yield
75,000
73,994
0.04%
2.00%
2.55%
6/23/2010
$
DWS Strategic Income Fund - High Yield
115,000
113,457
0.06%
2.00%
1.12%
6/23/2010
$
DWS Strategic Income Trust- High Yield
20,000
19,732
0.01%
2.00%
2.57%
6/23/2010
$
DWS Strategic Income VIP - High Yield
20,000
19,732
0.01%
2.00%
1.16%
6/23/2010
$
Total
1,500,000
1,479,870
0.72%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
15672WAB0
717148AA8
35906AAJ7
Issuer
CEQUEL COMMUNICATIONS
HOLDINGS I
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
CS, GS, JPM, CITI, DB, RBC, UBS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Cequel Communications Holdings I
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
GOLDMAN SACHS N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
600,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
600,000,000
1,500,000,000
1,000,000,000
Public offering price
102.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
2.75%
2.00%
Rating
B3/BB3/
B+
Ba2/BB
Current yield
8.63
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
609
827
459
DWS High Income Fund
2,915,000
2,973,300
0.50%
2.10%
-2.11%
5/18/2010
$
DWS High Income Plus Fund
720,000
734,400
0.12%
2.10%
-2.18%
5/18/2010
$
DWS High Income Trust
400,000
408,000
0.07%
2.10%
-2.48%
5/18/2010
$
DWS High Income VIP
550,000
561,000
0.09%
2.10%
-2.02%
5/18/2010
$
DWS Lifecycle Long Range Fund - High Yield
95,000
96,900
0.02%
2.10%
-4.74%
5/18/2010
$
DWS Multi Market Income Trust- High Yield
530,000
540,600
0.09%
2.10%
-1.82%
5/18/2010
$
DWS Strategic Income Fund - High Yield
445,000
453,900
0.08%
2.10%
-0.21%
5/18/2010
$
DWS Strategic Income Trust- High Yield
155,000
158,100
0.03%
2.10%
-1.88%
5/18/2010
$
DWS Strategic Income VIP - High Yield
190,000
193,800
0.03%
2.10%
-0.26%
5/18/2010
$
Total
6,000,000
6,120,000
1.02%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
125509BM0
743410AW2
416515AZ7
Issuer
CIGNA CORP SR UNSEC
PROLOGIS
HARTFORD FINANCIAL
SERVICES GROUP
Underwriters
BAC, DB, UBS, BCLY, CITI, GS,
HSBC, JPM, MS, STIFEL,
SUMITOMO
BAC, CITI, GS, RBS
BAC, DAIWA, DB, MITSUBISHI
UFJ, MS, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Cigna Corp Sr Unsec
PLD 6 7/8 03/15/20
HIG 5 1/2 03/30/20
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2010
3/9/2010
3/18/2010
Total dollar amount of offering sold to QIBs
300,000,000
800,000,000
500,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
300,000,000
800,000,000
500,000,000
Public offering price
99.47
99.77
99.76
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Baa2/BBB
Baa2 /BBBBaa3/
BBB
Current yield
5.13
7.42
5.77
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
163
320
185
DWS Strategic Income Fund - Domestic
990,000
984,793
0.33%
4.79%
-0.32%
6/30/2010
$
DWS Strategic Income VIP - Domestic
165,000
164,132
0.05%
4.79%
-0.09%
6/30/2010
$
Total
1,155,000
1,148,925
0.38%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
12629YAA9
717148AA8
35906AAJ7
Issuer
COOPER-STANDARD
AUTOMOTIVE INC
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, BCLY, DB, UBS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Cooper-Standard Automotive Inc
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANC OF AMERICA N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
450,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
450,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
2.75%
2.00%
Rating
B2/B+
B3/B+
Ba2/BB
Current yield
8.50
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
508
827
459
DWS High Income Fund
1,200,000
1,200,000
0.27%
-0.05%
-2.43%
6/30/2010
$
DWS High Income Plus Fund
265,000
265,000
0.06%
-0.05%
-2.55%
6/30/2010
$
DWS High Income Trust
75,000
75,000
0.02%
-0.05%
-2.81%
6/30/2010
$
DWS High Income VIP
155,000
155,000
0.03%
-0.05%
-2.48%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
15,000
15,000
0.00%
-0.05%
-9.00%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
95,000
95,000
0.02%
-0.05%
-1.70%
6/30/2010
$
DWS Strategic Income Fund - High Yield
145,000
145,000
0.03%
-0.05%
-0.74%
6/30/2010
$
DWS Strategic Income Trust- High Yield
25,000
25,000
0.01%
-0.05%
-1.83%
6/30/2010
$
DWS Strategic Income VIP - High Yield
25,000
25,000
0.01%
-0.05%
-0.52%
6/30/2010
$
Total
2,000,000
2,000,000
0.44%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
794
B3/B
10.38% 8.15%
0
9.40%
B1/BB-
472
500,000,000
98.382
N/A
2.25%
N/A
2.25%
601
455,000,000
Comparison Security
UNITED RENTALS
BAC, MS, WELLS, BCLY
>3 years
911365AU8
Comparison Security
SERVICE CORP INTERNATIONAL
BAC, JPM, MK, RAYJ, SCOTIA,
SUNTRST >3 years
817565BU7
11/5/2009
150,000,000
URI 9.25% 12/15/19
N/A
N/A
N/A
11/10/2009
500,000,000
Yes
SCI 8% 11/15/21
N/A
Yes
0
150,000,000
98.115
B/B1
N/A
2.05%
100.625
0
Joint Lead Manager
OPPENHEIMER, LAZARD
Yes
6/30/2010
455,000,000
DYNCORP INTERNTL INC 10.375%
7/3/2017 144A
Security Purchased
DYNCORP INTERNTL INC
CITI,BAC, BCLY, DB, OPCO, LAZ
> 3 years
26817CAA9

Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS High Income Fund 2,150,000
$ 2 ,163,438 0.47% 0.50% 0.00% 6/30/2010
DWS High Income Plus Fund 505,000
$ 508,156 0.11% 0.50% 0.50% 6/30/2010
DWS High Income Trust 280,000
$ 281,750 0.06% 0.50% 0.00% 6/30/2010
DWS High Income VIP 270,000
$ 271,688 0.06% 0.50% 0.00% 6/30/2010
DWS Multi Market Income Trust- High Yield 370,000
$ 372,313 0.08% 0.50% 0.00% 6/30/2010
DWS Strategic Income Fund - High Yield 275,000
$ 276,719 0.06% 0.50% 0.00% 6/30/2010
DWS Strategic Income Trust- High Yield 100,000
$ 100,625 0.02% 0.50% 0.00% 6/30/2010
DWS Strategic Income VIP - High Yield 50,000
$ 50,313 0.01% 0.50% 0.00% 6/30/2010
DWS Dreman Value Income Edge Fund, High Yield 2,000,000
$ 2 ,012,500 0.44% 0.50% -0.29% 6/30/2010
Total 6,000,000
$ 6 ,037,500 1.32%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AW9
71645WAP6
372917AR5
Issuer
EXPORT-IMPORT BK KR SR
UNSEC
PETROBRAS INTERNATIONAL
FINANCE CO -
GENZYME CORP
Underwriters
BAC, BNP, CITI, DB, RBS, WOORI
CITI, HSBC, JPM, SANTANDER,
BANCO, SOCIETE
CS, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Export-Import Bk Kr Sr Unsec
PETBRA 5 3/4 01/20/20
GENZ 5 06/15/20
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/21/2010
10/23/2009
6/14/2010
Total dollar amount of offering sold to QIBs
1,250,000,000
2,500,000,000
500,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,250,000,000
2,500,000,000
500,000,000
Public offering price
99.23
99.06
99.19
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.33%
0.40%
0.65%
Rating
A1/A
Baa1/BBBBaa2/
ACurrent
yield
5.13
5.22
4.60
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
198
239
185
DWS Strategic Income Fund - Domestic
665,000
659,873
0.05%
0.27%
-0.16%
6/30/2010
$
DWS Strategic Income VIP - Domestic
113,000
112,129
0.01%
0.27%
-0.09%
6/30/2010
$
Total
778,000
772,002
0.06%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
413622AC5
717148AA8
35906AAJ7
Issuer
HARRAH'S OPERATING CO INC
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, CITI, CS, DB, JPM, GS, MS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Harrah's Operating Co Inc (HET
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CITIGROUP N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
750,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
750,000,000
1,500,000,000
1,000,000,000
Public offering price
98.78
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.75%
2.00%
Rating
Ca/CCC
B3/B+
Ba2/BB
Current yield
12.75
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
919
827
459
DWS High Income Fund
2,405,000
2,375,611
0.32%
-4.75%
-1.35%
6/30/2010
$
DWS High Income Plus Fund
535,000
528,462
0.07%
-4.75%
-1.82%
6/30/2010
$
DWS High Income Trust
155,000
153,106
0.02%
-4.75%
-1.50%
6/30/2010
$
DWS High Income VIP
295,000
291,395
0.04%
-4.75%
-1.51%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
25,000
24,695
0.00%
-4.75%
-8.58%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
190,000
187,678
0.03%
-4.75%
-0.86%
6/30/2010
$
DWS Strategic Income Fund - High Yield
290,000
286,456
0.04%
-4.75%
-0.28%
6/30/2010
$
DWS Strategic Income Trust- High Yield
50,000
49,389
0.01%
-4.75%
-1.05%
6/30/2010
$
DWS Strategic Income VIP - High Yield
55,000
54,328
0.01%
-4.75%
-0.11%
6/30/2010
$
Total
4,000,000
3,951,120
0.53%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
43358R108
103043105
101388106
Issuer
HISOFT TECHNOLOGY INT-ADR
BOWNE & CO INC
BOTTOMLINE TECH INC
Underwriters
CITI, DB, UBS, COWEN, WEISEL
GS
NEEDHAM, BRA, CANACCORD
ADAMS, BLAIR
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
HSFT
BNE US
EPAY US
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/30/2010
8/4/2009
6/3/2010
Total dollar amount of offering sold to QIBs
101,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
101,000,000
Public offering price
10.00
5.96
14.5
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
$0.85
$0.28
$0.72
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$ 62,580,000
$
$ 62,580,000
$ 60,900,000
$
$ 60,900,000
$
$
$
DWS Balanced Fund - Global Small Cap Core
5,400
54,000
0.05%
4.00%
0.00%
6/30/2010
$
DWS Balanced VIP - Global Small Cap Core
1,400
14,000
0.01%
4.00%
0.00%
6/30/2010
$
DWS Global Small Cap Growth Fund
48,800
488,000
0.48%
4.00%
0.00%
6/30/2010
$
DWS Lifecycle Long Range Fund - Global Small Cap Core
2,600
26,000
0.03%
4.00%
0.00%
6/30/2010
$
DWS Small Cap Growth Fund
9,200
92,000
0.09%
4.00%
0.00%
6/30/2010
$
DWS Small Cap Growth VIP
8,600
86,000
0.09%
4.00%
0.00%
6/30/2010
$
Total
760,000
760,000
0.75%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
472319AH5
38141EA66
06051GEC9
Issuer
JEFFERIES GRP INC SR UNSEC
GOLDMAN SACHS GROUP
INC/THE
BANK OF AMERICA CORP
Underwriters
JEFF, CITI, JPM, BNY, DB, BNP,
KEEF, USBI
GS
DB, FORTIS, LLOYDS, NOMURA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Jefferies Grp Inc Sr Unsec
GS 6 06/15/20
BAC 5 5/8 07/01/20
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JEFFERIES INC - PHILLY
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/23/2010
5/26/2010
6/17/2010
Total dollar amount of offering sold to QIBs
400,000
1,250,000,000
3,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
400,000
1,250,000,000
3,000,000,000
Public offering price
99.00
99.74
99.64
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.45%
0.45%
0.45%
Rating
Baa2/BBB
A1/A
A2/A
Current yield
6.88
5.02
5.11
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
390
280
248
DWS Balanced Fund - Core
400,000
396,012
99.00%
0.72%
-3.26%
6/30/2010
$
DWS Balanced VIP - Core
100,000
99,003
24.75%
0.72%
-3.16%
6/30/2010
$
DWS Bond VIP - FI
500,000
495,015
123.75%
0.72%
0.36%
6/30/2010
$
DWS Core Fixed Income Fund
1,600,000
1,584,048
396.01%
0.72%
0.64%
6/30/2010
$
DWS Core Fixed Income VIP
300,000
297,009
74.25%
0.72%
0.46%
6/30/2010
$
DWS Core Plus Income Fund - FI
1,100,000
1,089,033
272.26%
0.72%
0.38%
6/30/2010
$
DWS Strategic Income Fund - Domestic
855,000
846,476
0.21%
0.72%
-0.21%
6/30/2010
$
DWS Strategic Income VIP - Domestic
145,000
143,554
0.04%
0.72%
-0.09%
6/30/2010
$
Total
5,000,000
4,950,150
1.24%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
62875UAD7
88732JAU2
126650BR0
Issuer
NBC UNIVERSAL NT 144A
TIME WARNER CABLE INC
CVS CAREMARK CORP
Underwriters
BAC, CITI, GS, JPM, MS, BANK
OF TOKYO, BCLY, BLAY, BNP,
CASTLEOAK, CS, DB, LOOP
BAC, BNP, CITI, JPM,
MITSUBISHI UFJ
BNY, BAC, BCLY, JPM, WELLS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Nbc Universal Nt 144A
TWC 6 3/4 06/15/39
CVS 6 1/8 09/15/39
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
MORGAN STANLEY CAPITAL
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/27/2010
6/24/2009
9/8/2009
Total dollar amount of offering sold to QIBs
1,000,000,000
1,500,000,000
1,500,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,000,000,000
1,500,000,000
1,500,000,000
Public offering price
99.97
97.13
99.67
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa2/BBB+
Baa2/BBB
Baa2/BBB+
Current yield
6.40
5.95
5.69
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
183
260
187
DWS Strategic Income Fund - Domestic
1,710,000
1,709,538
0.17%
8.40%
-0.95%
6/30/2010
$
DWS Strategic Income VIP - Domestic
290,000
289,922
0.03%
8.40%
-0.68%
6/30/2010
$
Total
2,000,000
1,999,460
0.20%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
65339EAA2
717148AA8
35906AAJ7
Issuer
NEXSTAR BROADCASTING INC
(NXST
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, DB, RBC, UBS
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NXST 8.875 2017 P harmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANC OF AMERICA N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
325,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
325,000,000
1,500,000,000
1,000,000,000
Public offering price
99.36
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.88% 2.75%
2.00%
Rating
B3/BB3/
B+
Ba2/BB
Current yield
8.88
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
566
827
459
DWS High Income Fund
2,405,000
2,389,704
0.74%
1.95%
-0.93%
6/30/2010
$
DWS High Income Plus Fund
535,000
531,597
0.16%
1.95%
-1.38%
6/30/2010
$
DWS High Income Trust
155,000
154,014
0.05%
1.95%
-0.98%
6/30/2010
$
DWS High Income VIP
295,000
293,124
0.09%
1.95%
-0.93%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
25,000
24,841
0.01%
1.95%
-7.83%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
190,000
188,792
0.06%
1.95%
-0.34%
6/30/2010
$
DWS Strategic Income Fund - High Yield
290,000
288,156
0.09%
1.95%
0.15%
6/30/2010
$
DWS Strategic Income Trust- High Yield
50,000
49,682
0.02%
1.95%
-0.52%
6/30/2010
$
DWS Strategic Income VIP - High Yield
55,000
54,650
0.02%
1.95%
0.38%
6/30/2010
$
Total
4,000,000
3,974,560
1.22%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
718592AK4
717148AA8
35906AAJ7
Issuer
PHILLIPS-VAN HEUSEN CORP
(PVH
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, BCLY, CS, DB, RBC, BBVA,
CREDIT AGRICOLE, FORTIS,
HSBC, SCOTIA, SUNTRST, USBI
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PVH 7.375 2020 P harmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BARCLAYS CAPITAL
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/23/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
600,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
600,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
2.75%
2.00%
Rating
B2/BB
B3/B+
Ba2/BB
Current yield
7.38
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
356
827
459
DWS High Income Fund
1,250,000
1,250,000
0.21%
2.20%
-2.43%
6/30/2010
$
DWS High Income Plus Fund
280,000
280,000
0.05%
2.20%
-2.55%
6/30/2010
$
DWS High Income Trust
240,000
240,000
0.04%
2.20%
-2.71%
6/30/2010
$
DWS High Income VIP
160,000
160,000
0.03%
2.20%
-2.50%
6/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
15,000
15,000
0.00%
2.20%
-9.42%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
300,000
300,000
0.05%
2.20%
-1.80%
6/30/2010
$
DWS Strategic Income Fund - High Yield
150,000
150,000
0.03%
2.20%
-0.74%
6/30/2010
$
DWS Strategic Income Trust- High Yield
80,000
80,000
0.01%
2.20%
-1.90%
6/30/2010
$
DWS Strategic Income VIP - High Yield
25,000
25,000
0.00%
2.20%
-0.44%
6/30/2010
$
Total
2,500,000
2,500,000
0.42%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
723456AL3
717148AA8
35906AAJ7
Issuer
PINNACLE ENTERTAINMENT INC
(PNK
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BAC, BCLY, AGRICOLE, DB, JPM,
UBS, CAPITAL
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PNK 8.75 2020 P harmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN SECURITIES
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/29/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
350,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
350,000,000
1,500,000,000
1,000,000,000
Public offering price
100.00
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.75%
2.00%
Rating
Caa1/B
B3/B+
Ba2/BB
Current yield
8.75
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
502
827
459
DWS High Income Fund
30,000
30,000
0.01%
0.00%
0.21%
4/30/2010
$
DWS High Income Plus Fund
15,000
15,000
0.00%
0.00%
0.50%
4/30/2010
$
DWS High Income Trust
370,000
370,000
0.11%
0.00%
0.00%
4/30/2010
$
DWS High Income VIP
35,000
35,000
0.01%
0.00%
0.16%
4/30/2010
$
DWS Lifecycle Long Range Fund - High Yield
10,000
10,000
0.00%
0.00%
-0.92%
4/30/2010
$
DWS Multi Market Income Trust- High Yield
415,000
415,000
0.12%
0.00%
0.10%
4/30/2010
$
DWS Strategic Income Fund - High Yield
10,000
10,000
0.00%
0.00%
0.21%
4/30/2010
$
DWS Strategic Income Trust- High Yield
115,000
115,000
0.03%
0.00%
0.07%
4/30/2010
$
Total
1,000,000
1,000,000
0.29%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
B3YT2Y1
717148AA8
35906AAJ7
Issuer
ZIGGO BOND CO BV
PHARMANET DEVELOPMENT GR
NEW COMMUNICATIONS HLDGS
Underwriters
BNP, CS, DB, GS, ING, JPM
DB, JEFF
BAC, BCLY, CITI, CS, DB, JPM,
MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ZIGGO 8 2018
PharmaNet Development Group Inc
New Communications Holdings Inc
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/27/2010
3/31/2010
3/26/2010
Total dollar amount of offering sold to QIBs
1,208,850,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,208,850,000
1,500,000,000
1,000,000,000
Public offering price
99.27
100.00
100.00
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
2.75%
2.00%
Rating
B2/B
B3/B+
Ba2/BB
Current yield
8.00
10.88
8.75
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
540
827
459
DWS High Income Fund
2,755,000
3,657,928
0.30%
0.00%
-2.63%
6/30/2010
$
DWS High Income Plus Fund
615,000
816,561
0.07%
0.00%
-2.55%
6/30/2010
$
DWS High Income Trust
355,000
471,348
0.04%
0.00%
-2.81%
6/30/2010
$
DWS High Income VIP
355,000
471,348
0.04%
0.00%
-2.50%
6/30/2010
$
DWS Multi Market Income Trust- High Yield
420,000
557,652
0.05%
0.00%
-1.90%
6/30/2010
$
DWS Strategic Income Fund - High Yield
325,000
431,516
0.04%
0.00%
-0.95%
6/30/2010
$
DWS Strategic Income Trust- High Yield
115,000
152,690
0.01%
19.56%
-1.97%
6/24/2010
$
DWS Strategic Income VIP - High Yield
60,000
79,665
0.01%
19.56%
-0.77%
6/24/2010
$
Total
5,000,000
6,638,709
0.55%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased Comparison Security Comparison
Security
CUSIP 585055AS5 00206RAR3 654902AB1
Issuer Medtronic Inc Sr Nt AT&T Inc Nokia OYJ
Underwriters BAC, DB, GS, JPM, CITI, HSBC,
MITSUBISHI, MIZUHO, UBS
BAC, CITI, JPM BAC, BCLY, CS, JPM
Years of continuous operation, including predecessors > 3 years > 3 years > 3 years
Security MDT 4.45 03/15/20 T 5.8 02/15/19
NOKIA 5 3/8 05/15/19
Is the affiliate a manager or co-manager of offering? Co-Manager N/A N/A
Name of underwriter or dealer from which purchased JPMORGAN CHASE N/A N/A
Firm commitment underwriting? Yes Yes Yes
Trade date/Date of Offering 3/11/2010
1/29/2009 4/30/2009
Total dollar amount of offering sold to
QIBs 3,000,000,000 2,250,000,000 1,000,000,000
Total dollar amount of any concurrent
public offering - - -
Total 3,000,000,000 2,250,000,000 1,000,000,000
Public offering price 99.84 99.69 99.08
Price paid if other than public offering price N/A N/A N/A
Underwriting spread or commission 0.45%
0.45% 0.45%
Rating A1/AA- A2/A A2/A
Current yield 4.45 4.834 4.684
Fund Specific Information
DWS Funds Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$ $ $
Benchmark vs Spread (basis points) 75 300 237.5
DWS Strategic Income Fund 690,000 688,896 0.02%
-0.05% 0.69% $ 3/31/2010
DWS Strategic Income VIP 135,000 $ 134,784 0.00%
-0.05% 0.75% 3/31/2010
Total 1,460,000 1,457,664 0.05%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)
Security Purchased Comparison Security
Comparison Security
34959E109 696643105 75604L105
FORTINET INC PALM INC REALD INC
DB, JPM, MS, RBC, RWBAIRD, GS, JPM, RBC JPM,
PIPER, BLAIR, BMO, STIFEL
>3 >3 >3
FTNT US PALM US RLD US
Joint Lead Manager N/A N/A
Morgan Stanley N/A N/A
Yes Yes Yes
11/17/2009 9/22/2009 7/15/2010
$ 156,250,000 $ 325,000,000 $ 200,000,000
0 0 0
$ 156,250,000 $ 325,000,000 $ 200,000,000
$ 12.50 $ 16.25 $ 16.00
N/A N/A N/A
$ 0.88 $ 0.65 $ 1.12
N/A N/A N/A
N/A N/A N/A
N/A N/A N/A


Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Technology Fund 57,350 $ 716,875 0.01%
31.52% -5.43% 6/30/2010
DWS Technology VIP 6,790 $ 84,875 0.00% 31.52%
-5.56% 6/30/2010
DWS Global Opportunities Fund 18,700 $ 233,750
0.00% 31.52% -2.57% 6/30/2010
DWS Global Opportunities VIP 6,000 $ 75,000
0.00% 31.52% -2.48% 6/30/2010
DWS Lifecycle Long Range Fund 900 $ 11,250
0.00% 31.52% -3.11% 6/30/2010
DWS Balanced Fund 2,000 $ 25,000 0.00%
31.52% -3.45% 6/30/2010
DWS Balanced VIP 500 $ 6,250 0.00% 31.52%
-3.23% 6/30/2010
DWS Mid Cap Growth Fund 40,800 $ 510,000
0.01% 31.52% 3.14% 6/30/2010
DWS Mid Cap Growth VIP 2,700 $ 33,750 0.00%
31.52% 0.96% 6/30/2010
DWS Small Cap Growth Fund 9,800 $ 122,500
0.00% 31.52% 3.81% 6/30/2010
DWS Small Cap Growth VIP 9,200 $ 115,000
0.00% 31.52% 3.49% 6/30/2010
Total 154,740 $ 1,934,250 0.02%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
CUSIP
Issuer
Underwriters
Years of continuous operation, including predecessors
Security
Is the affiliate a manager or co-manager of offering?
Name of underwriter or dealer from which purchased
Firm commitment underwriting?
Trade date/Date of Offering
Total amount of offering sold to QIBs
Total amount of any concurrent public offering
Total
Public offering price
Price paid if other than public offering price
Underwriting spread or commission
Rating
Current yield
Benchmark vs Spread (basis points)

N/A
N/A
N/A N/A
0
N/A
N/A
N/A
$ 390,500,000
35.5
N/A
$ 1.15
N/A
$ 1.37
N/A
$ 648,000,000
Comparison Security
CREE INC
JPM, BAC, AMGROWTH, MK,
>3
225447101
Comparison Security
NETLOGIC MICROSYSTEMS
CS, MS, WELLS
>3
64418B100
3/25/2010
$ 169,950,000
CREE US
N/A
N/A
N/A
9/10/2009
$ 390,500,000
Yes
NETL US
N/A
Yes
0
$ 169,950,000
28.85
N/A
N/A
$ 0.90
$ 15.00
0
Joint Lead Manager
Barclays
Yes
8/5/2009
$ 648,000,000
AVGO US
Security Purchased
AVAGO TECHNOLOGIES LTD
BCLY, CITI, DB, MS, CS,
>3
Y0486S104

Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Technology Fund 93,272 $ 1,399,080 0.01%
40.40% 6.20% 6/30/2010
DWS Technology VIP 11,229 $ 168,435 0.00%
40.40% 6.62% 6/30/2010
Total 104,501 $ 1,567,515 0.01%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.